Exhibit 10.11

FIRST AMENDMENT TO LEASE AGREEMENT

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS AGREEMENT WHICH ARE DENOTED BY ***. A COMPLETE COPY OF THIS AGREEMENT, INCLUDING THE REDACTED PORTION, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

THIS FIRST AMENDMENT TO LEASE AGREEMENT (this “Amendment”) is made as of the 1st day of December, 2005 (the “Effective Date”) by and between NORFOLK SOUTHERN RAILWAY COMPANY, a Virginia corporation (“Landlord”) and JOHNSTOWN AMERICA CORPORATION, a Delaware corporation (“Tenant”).

WITNESSETH:

WHEREAS, Landlord and Tenant entered into that certain Lease Agreement dated as of December 20, 2004 (as amended, the “Lease”) for certain improved rea1 property located in Roanoke, Virginia and having an area of approximately 11.6 acres (the “Premises”);

WHEREAS, Landlord and Tenant desire to modify certain provisions contained in the Lease as hereinafter stated.

NOW THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lease is hereby amended, and the parties hereto do agree as follows:

1.     Clarifications Regarding Length of Initial Term. Although Paragraph 2 of the Lease references an Initial Term of ten (10) years in length (commencing on December 31, 2004 and ending on November 30, 2014, the actual length of the Initial Term is nine (9) years and eleven (11) months. For purposes of Paragraphs 5 and 6 of Exhibit B to the Lease, the first Lease Year shall be deemed to be the eleven (11) month period beginning on December 31, 2004 and ending on November 30, 2005. Notwithstanding anything to the contrary in the Lease, subsequent Lease Years shall mean any consecutive twelve (12) month period commencing on December 1, 2005 or any anniversary thereof.

2.     Reconfiguration of Premises.

(a) As of the Effective Date, the Premises shall: (a) no longer include all the space in the Wash & Locker House (Building 38), except for the 1,350 square foot restroom contained therein; and (b) shall include the remainder of the A&R Shop (Building 53), the Storage and Battery Shed (Building 30), the Freight Car Maintenance Shop (Building 42), and the Spray Booth/Stencil Shop (Building 43), (collectively, the “Additional Buildings”). Exhibit A (Drawing No. IDD-04-153A) to the Lease is hereby deleted in its entirety, and Exhibit A (Drawing No. IDD-04-153C) attached hereto, which reflects the reconfigured Premises, is inserted in lieu thereof. The revised rent schedule contained in Paragraph 7 of this Amendment incorporates an initial annual base rental increase of $*** (escalated at ***% on an annual basis) in consideration for such reconfiguration of the Premises.

(b) In the event Landlord requires the remainder of the A&R Shop and the Storage and Battery Shed as described in subparagraph (a) above (collectively, “Reclaimed Space”) for its exclusive use, Landlord shall have the right to terminate Tenant’s use of the Reclaimed Space by the delivery of a written notice of termination to Tenant at lest ninety (90) days prior to the effective date thereof. From and after such effective date, so long as Tenant vacates the Reclaimed Space on a timely basis, the monthly base rental shall be reduced so as to eliminate the rental increase attributable to the Additional Buildings, as set forth in subparagraph (a), above.

3.     Hollins Road Access. During the term of the Lease, Tenant’s vehicular ingress and egress to and from the Premises shall be on a non-exclusive basis along the route identified as “Vehicle Access Route South”, as depicted on Exhibit A attached hereto and made a part hereof. In the event that Vehicle Access Route South becomes congested, Tenant may, from time to time, utilize “Vehicle Access Route North” as depicted on Exhibit A attached hereto for such purposes, subject to the limitations set forth in the Lease.

4.     Rental Credit for Excess Track Costs. Tenant certifies that it has incurred Excess Track Costs in excess of $***. In accordance with the provisions of Paragraph 2 of Exhibit B to the Lease, Landlord shall grant Tenant a credit against the monthly base rental due for December, 2005 in the amount of $***, as more particularly described in the revised rent schedule contained in Paragraph 7 of this Amendment.

5.     Discontinuation of Steam Utility Service. Tenant hereby acknowledges that, pursuant to Paragraph 4 of Exhibit B to the Lease, Tenant has received written notice that steam utility service for the Premises shall be discontinued as of October 15, 2006, and Landlord has installed, at its expense, an air compressor facility as required in the Lease.

6.     Rental Credit for Planned Capital Improvements and Additional Capital Improvements. Tenant certifies that it has incurred Certified Construction Costs in the amount of $*** in connection with the Planned Capital Improvements and Additional Capital Improvements more particularly described in Exhibit B attached hereto and made a part hereof. In accordance with the provisions of Paragraph 6 of Exhibit B to the Lease, Landlord shall grant Tenant a credit against the monthly base rental due for each of the 107 months of the Initial Term between January, 2006 and November, 2014 in the amount of $***, as more particularly described in the revised rent schedule contained in Paragraph 7 of this Amendment.

7.     Revised Monthly Base Rental. Notwithstanding anything to the contrary in Paragraph 3 of the Lease, commencing on December 1, 2005 and continuing thereafter on the first day of each calendar month through and including November, 2014, Tenant shall pay to Landlord, without offset, abatement or demand, monthly base rental in accordance with the amounts set forth in the final column of the following table:

Rental Period	Original Monthly Base Rental	Capital and Track Improvement Allowance	Additional Rental (new buildings)	Revised Monthly Base Rental

December, 2005	$ ***	$ ***	$ ***	$ ***

January, 2006 - November, 2006	$ ***	$ ***	$ ***	$ ***

December, 2006 - November, 2007	$ ***	$ ***	$ ***	$ ***

December, 2007 - November, 2008	$ ***	$ ***	$ ***	$ ***

December, 2008 - November, 2009	$ ***	$ ***	$ ***	$ ***

December, 2009 - November, 2010	$ ***	$ ***	$ ***	$ ***

December, 2010 - November, 2011	$ ***	$ ***	$ ***	$ ***

December, 2011 - November, 2012	$ ***	$ ***	$ ***	$ ***

December, 2012 - November, 2013	$ ***	$ ***	$ ***	$ ***

December, 2013 - November, 2014	$ ***	$ ***	$ ***	$ ***

  8.     Dissemination of Safety Rules. Tenant acknowledges and agrees that it has been provided with 25 copies of the “Norfolk Southern Operating Guidelines for Contractors” (the “Safety Rules”). During the term of the Lease, Tenant shall use its best efforts to distribute the Safety Rules to all of Tenant’s Personnel, especially Tenant’s contractors and subcontractors, and to provide each of them with a briefing regarding the Safety Rules prior to the commencement of work on or about the Premises. Additional copies of the Safety Rules will be provided by Landlord to Tenant, at no additional cost, upon request.

  9.     Capitalized Terms. Capitalized terms used in this Amendment shall have the meaning ascribed to them in the Lease unless otherwise expressly provided herein to the contrary.

10.     Ratification; Successors and Assigns. Landlord and Tenant acknowledge and agree that the Lease, as amended by this

Amendment, is hereby ratified and confirmed and in full force and effect. This Amendment shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment in duplicate, each part being an original, as of the day and year first above written.

Witness: /s/ Craig Orcutt Signature Name: Craig Orcutt Witness: /s/ Barbara Pressley Signature Name: Barbara Pressley	LANDLORD: NORFOLK SOUTHERN RAILWAY COMPANY, a Virginia corporation By: /s/ Louis S. Cataland Name: Louis S. Cataland Title: Real Estate Manager Date of Landlord Signature: 1-19-06 [SEAL]

Witness: /s/ Eugene C. Wyss Signature Name: Eugene C. Wyss Witness: /s/ Joel Marx Signature Name: Joel Marx	TENANT: JOHNSTOWN AMERICA CORPORATION, a Delaware corporation By: /s/ Kenneth D. Bridges Name: Kenneth D. Bridges Title: Senior Vice President of Operations Date of Tenant Signature: 1-17-06 [SEAL]

Exhibit A

CAMPBELL AVE.
LICK RUN Creek
East Bound Main Track
West Bound Main Track
To Norfolk
HOLLINS RD
Locomotive Shop
Car Shop
Freight Car Shop
VEHICLE ACCESS ROUTE SOUTH
GATE #1 AUTOMOBILE GATE FROM HOLLINS RD
Roanoke Valley Resource Authority Transfer Station
TRANSFER STATION
Covered Hopper Shop
Draft Gear Shop
Bolster & Side Frame Reclamation Shop
Foundry
Oil Paint Shop
RECLAIMED SPACE
General Storehouse G.O.B. East
North Bound Main Track
South Bound Main Track
VEHICLE ACCESS ROUTE NORTH
NS Parking Lot
OVERHEAD FOOTBRIDGE FROM PARKING LOT ON FIFTH STREET & KIMBALL AVE.
SHENANDOAH AVE
KIMBALL AVE
FIFTH ST.
To Hagerstown
LEGEND
AREA INCLUDED IN AGREEMENT
BUILDINGS INCLUDED IN AGREEMENT
TRACKAGE INCLUDED IN AGREEMENT
BUILDING IDENTIFICATION
24 100' TURNTABLE
25 CAR DEPARTMENT OFFICE
26. UPHOLSTERING SHOP
37 COV. HOP. & LOCO. PAINT SHOP
38 WASH & LOCKER HOUSE
41. FREIGHT CAR PAINT SHOP
53. A & R SHOP (Portal)
54 FREIGHT CAR SHOP
55 PLANING MILL
66. DRYING SHOP
NORFOLK SOUTHERN
ROANOKE, VA - EAST END SHOP AREA
AGREEMENT DRAWING FOR JOHNSTOWN AMERICA
IDD-04-15

EXHIBIT B

JOHNSTOWN AMERICA CORPORATION

CAPITAL EXPENDITURES

General Description	Specific Description	Amount

Existing Building Improvements	Enclose side of main building	$ ***

Existing Building Improvements	General Office Remodel	$ ***

Existing Building Improvements	Welfare Facilities Improvements	$ ***

Existing Building Improvements	Convert Transfer Car to a Paint Booth	$ ***

Existing Building Improvements	Improved Plant Lighting	$ ***

Existing Building Improvements	Weld Ventilation Improvements	$ ***

New Wsh & Rinse Building	300 x 24 ft. Building	$ ***

New Wash & Rinse Building	Reclamation Pits (2)	$ ***

New Wsh & Rinse Building	Water Treatment	$ ***

New Wsh & Rinse Building	Utilities	$ ***

Existing Production Equipment Upgrades	Large Beatty Punch Upgrade	$ ***

Existing Production Equipment Upgrades	Small Beatty Punch Upgrade	$ ***

Existing Production Equipment Upgrades	Remote Control for Cranes (9)	$ ***

New Production Equipment	Railcar Scale	$ ***

New Production Equipment	Automatic Car Wash	$ ***

Facilities Improvements	Bulk Gas & Air Improvements	$ ***

Facilities Improvements	Automate Underframe Blast	$ ***

Facilities Improvements	Additional Track, Improvements and Upgrades	$ ***

Production Track Set-Up	Pits (4)	$ ***

Misc.	Receiving Dock with office	$ ***

	TOTALS	$ ***

1/13/2006